Exhibit 10.45

                             BUSINESS LOAN AGREEMENT


BORROWER: The Chillicothe Telephone         LENDER: The Huntington National Bank
          Company                                   HC0810-Columbus Commercial
          68 E. Main Street                         Banking
          Chillicothe, OH  45601                    P.O. Box 1558
                                                    Columbus, OH 43272-4195

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THIS  BUSINESS  LOAN  AGREEMENT   between  THE  CHILLICOTHE   TELEPHONE  COMPANY
("Borrower") and THE HUNTINGTON NATIONAL BANK ("Lender") is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for the commercial loan or loans and other financial accommodations. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that: (a) in granting, renewing, or
extending  any  Loan,   Lender  is  relying  upon  Borrower's   representations,
warranties, and agreements, as set forth in this Agreement; (b) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of March 16, 2001 and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Loan Advance and each subsequent Loan Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

     LOAN DOCUMENTS. Borrower shall provide to Lender in form satisfactory to Lender the following documents for the Loan: (a) the Note, (b) Security Agreements granting to Lender security interests in the Collateral, (c) Financing Statements perfecting Lender's Security Interests; (d) evidence of insurance as required below; and (e) any other documents required under this Agreement or by Lender or its counsel.

     BORROWER'S AUTHORIZATION. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents, and such other authorizations and other documents and instruments as Lender or its counsel, in their sole discretion, may require.

     PAYMENT OF FEES AND EXPENSES. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

     REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in this Agreement, in the related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

     NO EVENT OF DEFAULT. There shall not exist at the time of any advance a condition which would constitute an Event of Default under this Agreement.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension modification of any Loan, and at all times any Indebtedness exists:

     ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Ohio and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition.

     AUTHORIZATION. The execution, delivery, and performance of this Agreement by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or government body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of articles of incorporation or organization, or bylaws or code of regulations, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

     FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in s financial statements.

     LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     PROPERTIES. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all liens and security interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

     HAZARDOUS SUBSTANCES. Except as disclosed to Lender in writing, no property of Borrower ever has been, or ever will be so long as this Agreement remains in effect, used for the generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the "CERCLA," "SARA," applicable state or Federal laws, or regulations adopted pursuant to any of the foregoing. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and




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


     all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

     COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

     LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any guarantor of the Loan which could materially affect the financial condition of Borrower or the financial condition of any guarantor of the Loan.

     FINANCIAL RECORDS. Maintain its books and records in accordance with accounting principles acceptable to Lender, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

     FINANCIAL STATEMENTS. Furnish Lender with, as soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender, and, as soon as available, but in no event later than sixty (60) days after the end of each fiscal quarter, Borrower's balance sheet and profit and loss statement for the period ended, prepared and certified as correct to the best knowledge and belief by Borrower's chief financial officer or other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with accounting principles acceptable to Lender, applied on a consistent basis, and certified by Borrower as being true and correct.

     ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

     FINANCIAL COVENANTS AND RATIOS. Comply with the following covenants and ratios:

          TANGIBLE NET WORTH. Maintain a minimum Tangible Net Worth of not less than $32,000,000.00.

     For purposes of this Agreement and to the extent the following terms are utilized in this Agreement, the term "Tangible Net Worth" shall mean Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt. The term "Debt" shall mean all of Borrower's liabilities excluding Subordinated Debt. The term "Subordinated Debt" shall mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.



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

     The term "Working Capital" shall mean Borrower's current assets, excluding prepaid expenses, less Borrower's current liabilities. The term "Liquid Assets" shall mean Borrower's cash on hand plus Borrower's readily marketable securities. The term "Cash Flow" shall mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with accounting principles acceptable to Lender, applied on a consistent basis, and certified by Borrower as being true and correct.

     LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

     PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

     OPERATIONS. Maintain executive and management personnel with substantially the same qualifications an experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

     INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

     INDEBTEDNESS AND LIENS. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, unless such indebtedness shall be subordinated to the satisfaction of the Bank to the Borrower's indebtedness to the Bank,
     (b) except as allowed as set forth herein, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) sell with recourse any of Borrower's accounts, except to Lender, (d) create, assume, or suffer to exist any Liens (as defined in the Note Purchase Agreement described below) upon any of its property or assets, whether now owned or hereafter acquired by the Borrower pursuant to the provisions of Section 5(h) of that certain Note Purchase Agreement dated as of June 1, 1998, as amended as of April 1, 1999, by and


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

     between the Borrower and the Note Purchasers signatory thereto (the "Note Purchase Agreement") pursuant to which the Borrower issued its 6.62% Senior Notes ("Notes"); and provided further, Borrower agrees to not create, assume or suffer to exist any such Liens permitted by the provisions of
     Section 5(h)(viii) of the Note Purchase Agreement unless and until the borrower shall have granted to the Bank a pari passu Lien on the same property, and the holders of any such Lien and the holders of the Notes and the Bank shall have entered into an intercreditor agreement in form and substance reasonably satisfactory to the Bank providing for such pari passu ranking. The Borrower hereby agrees that it will not request or agree to any amendment or modification to the provisions of Section 5(h) of the Note Purchase Agreement without the express written consent of the Bank.

     CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged,
     (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (c) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

     LOANS, ACQUISITIONS AND GUARANTIES. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

     CHANGE IN OWNERSHIP. (a) Shall not change present management of the Borrower, without prior notification to and written consent of Lender, and
     (b) not more than 25% of the equity interests in Borrower shall be transferred without prior written consent of Lender.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan advances or to disburse Loan proceeds if:
(a) Borrower or any guarantor is in default under the terms of this Agreement or any other agreement that Borrower or any guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any guarantor, or in the value of any collateral securing any Loan; (d) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guaranty of the Loan or any other loan with Lender; or (e) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

INTEREST COVERAGE RATIO. The Borrower shall maintain an Interest Coverage Ratio equal to or exceeding 2.5: 1.1.

The "Interest Coverage Ratio" shall mean the ratio of EBITDA minus unfunded capital expenditures to Borrower's total interest expense. "EBITDA" shall mean for any period, the sum of the amounts for such period of (I) net income, (II) interest expense, (III) taxes, and (IV) depreciation, amortization expense and non-cash charges which were deducted in determining net income. All terms shall be interpreted in accordance with generally accepted accounting principles, consistently applied.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all


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

Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

EVENTS OF DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Agreement:

     DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on the Loans.

     OTHER DEFAULTS. Failure of Borrower to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement.

     DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay the Loans or perform Borrower's obligations under this Agreement or any related document.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

     INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, or any creditor of any grantor of collateral for the Loan. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, liability under, any Guaranty of the Indebtedness.

     CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock Borrower.

     ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

     INSECURITY. Lender, in good faith, deems itself insecure.



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

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided n this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF MARCH 16, 2001.

BORROWER:

THE CHILLICOTHE TELEPHONE COMPANY


BY: /s/Thomas McKell
   ---------------------------------
    THOMAS MCKELL, PRESIDENT



LENDER:

THE HUNTINGTON NATIONAL BANK


BY: /s/ Geoffrey E. Mowery
   ---------------------------------
    AUTHORIZED OFFICER

================================================================================

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



                                                    THE HUNTINGTON NATIONAL BANK

                                                                  REVOLVING NOTE

================================================================================

City Office            Division             Branch                 [ ] Secured
           -----------          -----------        ---------------

Account No.                         Note No.                       [X] Unsecured
           -----------------------           --------------------

Account Name   The Chillicothe Telephone Company
             -------------------------------------------------------------------

[X] Corporation          [  ] Partnership         [  ] Individual/Proprietorship

Bank Approval Officer Initial             Bank Closing Officer Initial   /s/
                              ------                                   -------
================================================================================

$30,000,000.00                     Columbus, Ohio                 March 16, 2001

     FOR VALUE RECEIVED, the undersigned, jointly and severally if more than one, promise to pay to the order of The Huntington National Bank (hereinafter called the "Bank", which term shall include any holder hereof) at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of Thirty Million and No/100 Dollars ($30,000,000.00), or so much thereof as shall have been advanced by the Bank at any time and not hereafter repaid (hereinafter called the "Principal Sum") together with interest as hereinafter provided, and payable at the time(s) and in the manner(s) hereinafter provided. The proceeds of the loan evidenced hereby may be advanced, repaid and readvanced, in partial amounts, during the term of this Note and prior to maturity; provided, that no partial advance of the Principal Sum shall be for less than $250,000.00. Each such advance shall be made to the undersigned upon receipt by the Bank of disbursement instructions and upon receipt, review and approval by the Bank of the undersigned's application for an advance, which shall be in such form and contain such information as the Bank shall from time to time prescribe. The Bank shall be entitled to rely on any oral or telephonic communication requesting an advance and/or providing disbursement instructions hereunder, which shall be received by it in good faith from anyone reasonably believed by the Bank to be the undersigned, or the undersigned's authorized agent. The undersigned agree that all advances made by the Bank will be evidenced by entries made by the Bank into its electronic data processing system and/or internal memoranda maintained by the Bank. The undersigned further agree that the sum or sums shown on the most recent printout from the Bank's electronic data processing system and/or such memoranda shall be rebuttably presumptive evidence of the amount of the Principal Sum and of the amount of any accrued interest. Each request for an advance shall constitute a warranty and representation by the undersigned that no event of default hereunder or under any related loan documents has occurred and is continuing and that no event or circumstance which would constitute such an event of default, but for the requirement that notice be given or time elapse or both, has occurred and is continuing.

     This Note is executed and any advances contemplated hereunder are to be made pursuant to a Business Loan Agreement dated as of March 16, 2001 (as amended from time to time, hereinafter called the "Agreement"), and. all the covenants, representations, agreements, terms, and conditions contained therein, including, but not limited to, additional conditions of default and conditions to any partial advances, are incorporated herein as if fully rewritten.

INTEREST
--------

     Prior to maturity, interest will accrue separately on the unpaid balance of each respective advance of the Principal Sum at a rate of interest per annum, as selected by the undersigned as set forth below, equal to a fixed rate of interest per annum equal to the LIBO Rate (as hereinafter defined) plus the Spread (as hereinafter defined), all as conclusively determined by the Bank, such sum to be rounded up, if necessary, to the nearest whole multiple of one-sixteenth of one percent (1/16 of 1.0%) per annum. If the obligation evidenced by this Note is not paid at maturity, whether maturity occurs by lapse of time, demand, acceleration or otherwise, the unpaid balance of the Principal Sum and any unpaid interest shall, thereafter until paid, bear interest at a rate equal to 2.00 percentage points in excess of the rate of interest indicated in the preceding sentence.

     At least two LIBO Rate Banking Days (as hereinafter defined) prior to (1) the day the undersigned desires that an advance be disbursed, or (2) the last day of any applicable LIBO Rate Interest Period (as hereinafter defined), the undersigned shall notify the Bank in writing of the requested date of disbursement (if applicable), the amount of such advance (if applicable) and the undersigned's selection of the LIBO Rate Interest Period. All such written notices shall be directed by the undersigned to the Bank's officer who is handling the undersigned's obligations on behalf of the Bank and must be received by the Bank on or before the day which is two LIBO Rate Banking Days prior to either the requested day of disbursement or the last day of any applicable LIBO Rate Interest Period. If at the end of a LIBO Rate Interest Period the undersigned does not notify the Bank of its selection of the next succeeding LIBO Rate Interest Period in the manner and at the time specified in this Note, interest will accrue hereunder on the respective advance as if the undersigned had selected a LIBO Rate Interest Period of one (1) month.

     All interest hereunder shall be calculated on the basis of a 360 day year for the actual number of days the Principal Sum or any part thereof remain unpaid. No advance made hereunder based upon the LIBO Rate shall be prepaid prior to the expiration of the LIBO Rate Interest Period applicable to said advance. The amount of any payment shall first be applied to the payment of any interest which is due.

     As used herein, LIBO Rate shall mean the rate obtained by dividing (1) the actual or estimated per annum rate, or the arithmetic mean of the per annum rates, of interest for deposits in U.S. dollars for the related LIBO Rate Interest Period, as determined by the Bank in its discretion based upon information which appears on page LIBOR01, captioned British Bankers Assoc. Interest Settlement Rates, of the Reuters America Network, a service of Reuters America Inc. (or such other page that may replace that page on that service for the purpose of displaying London interbank offered rates; or, if such service ceases to be available or ceases to be used by the Bank, such other reasonably comparable money rate service as the Bank may select) or upon information obtained from any other reasonable procedure, as of two LIBO Rate Banking Days prior to the day on which the undersigned indicates that the advance based upon the LIBO Rate is to be disbursed; by (2) an amount equal to one minus the stated maximum rate (expressed as a decimal), if any, of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) that is specified on the first day of each LIBO Rate Interest Period by the Board of Governors of the Federal Reserve System (or any successor agency thereto) for determining the maximum reserve requirement with respect to eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) maintained by a member bank of such System, or any other regulations of any governmental authority having jurisdiction with respect thereto, all as conclusively determined by the Bank.

     As used herein, LIBO Rate Banking Day shall mean any day other than a Saturday or a Sunday on which banks are open for business in Columbus, Ohio, and on which banks in London, England, settle payments.

     As used herein, LIBO Rate Interest Period shall mean, as selected by the undersigned in accordance with the terms of this Note, one (1), two (2) or three
(3) months, provided that: (1) if any LIBO Rate Interest Period would otherwise expire on a day which is not a LIBO Rate Banking Day, the LIBO Rate Interest Period shall be extended to the next succeeding LIBO Rate Banking Day (provided, however, that if such next succeeding LIBO Rate Banking Day occurs in the following calendar month, then the LIBO Rate Interest Period shall expire on the immediately preceding LIBO Rate Banking Day); and (2) the undersigned shall not select a LIBO Rate Interest Period which would expire later than March 15, 2002.

     In the event that on any date on which the undersigned requests an advance hereunder based upon the LIBO Rate the Bank reasonably determines that by reason of (1) any change arising after the date of this Note affecting the interbank eurocurrency market or affecting the position of the Bank with respect to such market, adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which the LIBO Rate then being determined is to be determined, (2) any change arising after the date of this Note in any applicable law or governmental rule, regulation or order (or any interpretation thereof, including the introduction of any new law or governmental rule, regulation or order), or (3) any other circumstance affecting the Bank or the interbank market (such as, but not limited to, official reserve requirements required by Regulation D of the Board of Governors of the Federal Reserve System), the LIBO Rate plus the applicable spread shall not represent the effective pricing to the Bank of making advances based upon such rate, then, and in any such event, the ability of the undersigned to request advances based upon the LIBO Rate shall be suspended until the Bank shall notify the undersigned that the circumstances causing such suspension no longer exist and thereafter interest shall accrue on the unpaid balance of the Principal Sum at a variable rate of interest per annum, which shall change in the manner set forth below, equal to the Prime Commercial Rate.

     In the event that on any date the Bank shall have reasonably determined that the making or continuation of advances based upon the LIBO Rate has become unlawful by compliance by the Bank in good faith with any law, governmental rule, regulation or order, then, and in any such event, the Bank shall promptly give notice thereof to the undersigned. In such case, the ability of the undersigned to request an advance hereunder based upon the LIBO Rate shall be terminated and thereafter interest shall accrue on the unpaid balance of the Principal Sum at a variable rate of interest per annum, which shall change in the manner set forth below, equal to the Prime Commercial Rate.

     As used herein, Prime Commercial Rate shall mean the rate established by the Bank from time to time based on its consideration of economic, money market, business and competitive factors, and it is not necessarily the Bank's most favored rate. Subject to any maximum or minimum interest rate limitation specified herein or by applicable law, any variable rate of interest on the obligation evidenced hereby shall change automatically without notice to the undersigned immediately with each change in the Prime Commercial Rate. If during any period when interest is accruing under this Note based upon the Prime Commercial Rate the obligation evidenced by this Note is not paid at maturity, whether maturity occurs by lapse of time, demand, acceleration or otherwise, the unpaid balance of the Principal Sum and any unpaid interest shall, thereafter until paid, bear interest at a rate equal to 2.00 percentage points in excess of the variable rate of interest indicated above.

     If, due to (1) the introduction of or any change in or in the interpretation of any law or regulation, (2) the compliance with any guideline or request from any central bank or other public authority (whether or not having the force of law), or (3) the failure of the undersigned to repay any advance when required by the terms of this Note, there shall be any loss or increase in the cost to the Bank of agreeing to make or making, funding or maintaining any advance hereunder based upon the LIBO Rate, then the undersigned agree that the undersigned shall, from time to time, upon demand by the Bank, pay to the Bank additional amounts determined in good faith by the Bank to be sufficient to compensate the Bank for such loss or increased cost. A certificate as to the amount of such loss or increase cost setting forth in reasonable detail the basis for such determination and submitted to the undersigned by the Bank, shall be conclusive evidence, absent manifest error, of the correctness of such amount. Such amount shall be due and payable by the undersigned to the Bank within ten (10) days after such certificate is received by the undersigned.

INTEREST RATE SPREAD
--------------------

     As used herein, Spread shall initially mean 1.50%. On the first day of each calendar quarter, beginning on March 1, 2001, the Spread may change based upon the undersigned's Debt to Tangible Net Worth Ratio (as defined below). In the event that (1) the undersigned's Debt to Tangible Net Worth Ratio is equal to an amount set forth in the table below, and (2) no Event of Default (as defined herein) shall have occurred and be continuing at the time of such determination, then the Spread shall be equal to the applicable Interest Rate Spread as set forth in the table below. Any change in the Spread shall only apply to advances made hereunder after the effective date of the change.


    DEBT TO TANGIBLE NET WORTH RATIO              INTEREST RATE SPREAD
    --------------------------------              --------------------

          less than 1.00: 1.00                             1.25%
   1.01:1.00 to and including 2.00:1.00                    1.55%
          more than 2.01:1.00                              1.75%

     The undersigned shall determine its Debt to Tangible Net Worth Ratio as of the end of each fiscal quarter and shall notify the Bank in writing of such determination contemporaneously with the delivery of the undersigned's financial statements and other information delivered to the Bank as required by this Note, the Agreement and the related loan documents. The Bank shall confirm such determination and, once confirmed, any adjustments to the Spread shall be effective beginning with the first day of the fiscal quarter immediately following the fiscal quarter during which the determination is made. By way of example only, if the undersigned's first fiscal quarter ends on March 31st and the undersigned is required to deliver to the Bank its financial statements and Debt to Tangible Net Worth Ratio determination in May, then any change to the Spread would be effective on July 1. If the undersigned does not timely deliver or cause to be delivered the Debt to Tangible Net Worth Ratio determination or the financial statements and other information required by this Note, the Agreement and the related loan documents, the Debt to Tangible Net Worth Ratio for the fiscal quarter for which the determination was to have been made shall be deemed to be 1.75: 1.00.

     As used herein, Debt to Tangible Net Worth Ratio shall mean the ratio of Indebtedness (as defined below) to tangible net worth, as determined as of the last day of each fiscal quarter ending on said day. As used herein, Indebtedness shall mean all liabilities, obligations and indebtedness, whether now or hereafter owing, arising, due or payable, including but not limited to (1) indebtedness in the nature of loans, letters of credit, capital leases, obligations under derivative contracts (including interest rate swaps) and guarantees of the obligations of third parties, (2) obligations to trade creditors, (3) all liabilities of any person secured by a lien on the undersigned's property, and (4) all accruals and other liabilities listed as such on the undersigned's balance sheet.

     Whenever any accounting term shall be used herein or the character or amount of any asset or liability or item of income or expense is required to be determined, or any other accounting computation is required to made, for the purpose of this Note, such accounting term, such determination or computation shall, to the extent applicable and except as otherwise specified in this Note, be defined or made (as the case may be) in accordance with generally accepted accounting principles in the United States applied (in the case of determinations or computations) on a basis consistent with those applied in the preparation of the financial statements delivered to the Bank prior to the execution of this Note.

MANNER OF PAYMENT
-----------------

     The Principal Sum shall be due and payable on March 15, 2002. In addition, each advance made hereunder based upon the LIBO Rate shall also be payable at the expiration of the LIBO Rate Interest Period applicable to such advance. Accrued interest shall be due and payable at the expiration of each LIBO Rate Interest Period and at final maturity, whether by demand, acceleration or otherwise. During any period while interest is accruing hereunder based upon the Prime Commercial Rate, if any, accrued interest shall be payable monthly, beginning on April 1, 2001, and at final maturity, whether by demand, acceleration or otherwise.

LATE CHARGE
-----------

     Any installment or other payment not be made within 10 days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.

DEFAULT
-------

     Upon the occurrence of any of the following events (each an "Event of Default"):

     (1) the undersigned fails to make any payment when due or to perform any obligation undersigned to the Bank;

     (2) any event occurs and continues which constitutes a default by the undersigned under any other obligation to or agreement with the Bank;

     (3) the undersigned falls to furnish true and complete financial statements from time to time on request of the Bank;

     (4) the death or dissolution of any of the undersigned, or any indorser, surety, accommodation party or guarantor;

     (5) any representation, warranty or other information given to the Bank by any of the undersigned, or by an indorser, surety, accommodation party or guarantor proves to be false, untrue or misleading in any material respect; or

     (6) the Bank for any reason deems itself insecure with respect to the obligations evidenced hereby;

then the Bank may, at its option, without further notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable and the undersigned shall no longer have the right to receive advances or readvances hereunder. In the event the Bank shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agree to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS
------------------

     All of the parties hereto, including the undersigned, and any indorser, surety, accommodation party or guarantor, hereby: (1) severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto; (2) consent that, without discharging or modifying the duties of any of them and without notice, the Bank may (A) extend the time of payment an unlimited number of times before or after maturity, (B) grant any other indulgence at any time and from time to time to any party hereto, (C) delay in exercising or omit to exercise any right against, or delay in taking or omit to take any action to collect from or pursue the Bank's remedies against, any party hereto, (D) release or modify any collateral, security or guaranties; and (3) severally waive any claim, right or remedy which such party may now have or hereafter acquire against any other party or parties hereto that arises hereunder and/or from the performance by such party hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of the Bank against the other party or parties, or any security which the Bank now has or hereafter acquires, whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. The Bank shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any Collateral herefor before exercising any other such rights.

     The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

     No waiver of any term or condition of this Note shall be effective unless in writing and signed by the party giving or granting the waiver. No amendment of any term or condition of this Note shall be effective unless in writing and signed by the undersigned and the Bank. No failure or delay on the part of the Bank in exercising any right, power or privilege under this Note, related loan documents or law nor any course of dealing, shall operate as a waiver of such right, power or privilege or preclude any other or further exercise thereof or of any other right, power or privilege.

     The captions used herein are for reference only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.

     The undersigned agree that, to the extent that any of the undersigned make a payment or payments to the Bank, or the Bank receives any proceeds of Collateral, which payment or payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to any of the undersigned, its estate, trustee, receiver or any other party, including without limitation any guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligations under this Note or the part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

WARRANT OF ATTORNEY
-------------------

     Each of the undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any other state or territory of the United States of America after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against any one or more of the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution. No such judgment or judgments against less than all of the undersigned shall be a bar to a subsequent judgment or judgments against any one or more of the undersigned against whom judgment has not been obtained hereon, this being a joint and several warrant of attorney to confess judgment. The attorney at law authorized hereby to appear for each of the undersigned may be an attorney at law also representing the Bank, and each of the undersigned hereby expressly waive any conflict of interest that may exist by virtue of such representation.

WAIVER OF RIGHT TO TRIAL BY JURY
--------------------------------

     EACH OF THE UNDERSIGNED ACKNOWLEDGES THAT, AS TO ANY AND ALL DISPUTES THAT MAY ARISE BETWEEN ANY OF THE UNDERSIGNED AND THE BANK, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS NOTE ARISES MAKES ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, EACH OF THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS NOTE OR TO ANY OF THE INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

Borrower:         The Chillicothe Telephone Company


                  By:     /s/ Thomas McKell
                      -----------------------------------------

                  Name:  Thomas McKell
                        ---------------------------------------

                  Title: President
                         --------------------------------------

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

The Huntington National Bank
41 South High Street, HC0810                           00164
Columbus, Ohio 43215


Chillicothe Telephone
68 East Main Street
Chillicothe, Ohio 45601

                                                       COMMERCIAL LOAN INVOICE
                                                       ACCOUNT NUMBER 8000220526
                                                       Date: 12/27/2000


--------------------------------------------------------------------------------
Effective   Date    Number    Principal Interest/Fee     Invoice     Description
From        Thru    Days      Balance            Rate           Amount
--------------------------------------------------------------------------------

Note Number:  $30 million Facility


03/16/01                                       Commitment Fee =       $10,000.00

                                               Total Due =            $10,000.00

                                CERTIFIED COPY OF
                        RESOLUTIONS OF BOARD OF DIRECTORS
                           AND INCUMBENCY CERTIFICATE
                                       OF

                        THE CHILLICOTHE TELEPHONE COMPANY

     I, Peter M. Holland, hereby certify that I am the Secretary and official custodian of certain records including the charter, bylaws and the minutes of the meetings of the Board of Directors of The Chillicothe Telephone Company, a corporation duly organized and existing under the laws of the State of Ohio
(herein the "Corporation"), and that the following is a true, accurate and compared transcript of the resolutions contained in the minute book of the Corporation duly adopted by the Board of Directors thereof on the 16th day of March, 2001, in accordance with the charter and bylaws of the Corporation, and that said resolutions have not been amended or revoked and are in full force and effect:

     RESOLVED, that either of Thomas McKell, President of this Corporation, or Peter M. Holland, Secretary and Treasurer of this Corporation, acting singly, or his duly elected or appointed successor in office, be and hereby is authorized and empowered on behalf of this Corporation:

          (1) to borrow money, establish lines of credit or revolving credits, discount accounts receivable or other negotiable paper, establish letters of credit, guarantee obligations of other persons or entities, or otherwise obtain or establish credit for this Corporation from any office of The Huntington National Bank (herein "Bank"), in any manner, on such terms as he may deem advisable;

          (2) to execute or indorse, and deliver to Bank on behalf of this Corporation in form prescribed by Bank a promissory note or notes, drafts, acceptances, guaranties, agreements or any other evidences of obligations of this Corporation; and

          (3) to do any acts, including but not limited to mortgage, pledge, grant a security interest in, hypothecate or otherwise encumber from time to time with Bank any or all assets or property of this Corporation both real and personal, tangible and intangible, to secure such loan or loans, guaranty agreements, other agreements or renewals and extensions thereof, and to execute or indorse, and deliver to Bank, on behalf of this Corporation, any instruments, agreements, or other documents deemed necessary or proper by Bank in respect to the collateral securing any obligation referenced above, and to affix the seal of this Corporation to any mortgage, pledge, security agreement, or other such instrument or document if so required.

     FURTHER RESOLVED, that Bank is authorized to rely in good faith on any telephonic or other oral communication which shall be received by it from anyone reasonably believed by Bank to be one of the officers designated above.

     FURTHER RESOLVED, that Bank is authorized to rely on the aforesaid resolutions until receipt by it of written notice of any change.

     I further certify that the following persons are the duly qualified and acting officers of the Corporation authorized to represent the Corporation in the capacities set forth opposite his name, and the signature appearing opposite his name is his genuine signature:

       Name                   Title                    Signature
       ----                   -----                    ---------
       Thomas McKell          President                /s/ Thomas McKell
       Peter M. Holland       Secretary/Treasurer      /s/ Peter Holland

     I finally certify that neither the charter nor the bylaws of the Corporation require any consent of the shareholders for the granting of any mortgage or other security interest in all or any part of the Corporation's property and assets.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of March, 2001, at Chillicothe, Ohio.



                                           Peter M. Holland, Secretary
                                           ------------------------------------

                       MINUTES OF ACTIONS TAKEN IN WRITING
                             BY ALL OF THE DIRECTORS
                                       OF
                        THE CHILLICOTHE TELEPHONE COMPANY

                                 MARCH 16, 2001

     The undersigned, being all of the duly elected and acting directors of The Chillicothe Telephone Company, an Ohio corporation (this "Corporation"), hereby take the following actions by this writing on the date set forth above respecting the borrowing of $30,000,000 from Huntington National Bank pursuant to the provisions of Section 1701.54 of the Ohio Revised Code:

     RESOLVED, that either of Thomas McKell, President of this Corporation, or Peter M. Holland, Secretary and Treasurer of this Corporation, acting singly, or his duly elected or appointed successor in office, be and hereby is authorized and empowered on behalf of this Corporation:

          (1) to borrow money, establish lines of credit or revolving credits, discount accounts receivable or other negotiable paper, establish letters of credit, guarantee obligations of other persons or entities, or otherwise obtain or establish credit for this Corporation from any office of The Huntington National Bank (herein "Bank"), in any manner, on such terms as he may deem advisable;

          (2) to execute or indorse, and deliver to Bank on behalf of this Corporation in form prescribed by Bank a promissory note or notes, drafts, acceptances, guaranties, agreements or any other evidences of obligations of this Corporation; and

          (3) to do any acts, including but not limited to mortgage, pledge, grant a security interest in, hypothecate or otherwise encumber from time to time with Bank any or all assets or property of this Corporation both real and personal, tangible and intangible, to secure such loan or loans, guaranty agreements, other agreements or renewals and extensions thereof, and to execute or indorse, and deliver to Bank, on behalf of this Corporation, any instruments, agreements, or other documents deemed necessary or proper by Bank in respect to the collateral securing any obligation referenced above, and to affix the seal of this Corporation to any mortgage, pledge, security agreement, or other such instrument or document if so required.

     FURTHER RESOLVED, that Bank is authorized to rely in good faith on any telephonic or other oral communication which shall be received by it from anyone reasonably believed by Bank to be one of the officers designated above.

     FURTHER RESOLVED, that Bank is authorized to rely on the aforesaid resolutions until receipt by it of written notice of any change.

     IN WITNESS WHEREOF, we have hereunto set our hands on the date first set forth above.

                                 /s/ Thomas McKell
                                 --------------------------------------------
                                 Thomas McKell


                                 /s/ John Wilson
                                 --------------------------------------------
                                 John Wilson


                                 /s/ Jack Thompson
                                 --------------------------------------------
                                 Jack Thompson



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